UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2008 (July 29, 2008)

UNION DRILLING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51630	16-1537048
(Commission File Number)	(I.R.S. Employer Identification No.)

4055 International Plaza, Suite 610 Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(817) 735-8793

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 29, 2008, Union Drilling, Inc. (the “Company”) entered into the sixth amendment (the “Amendment”) to its Revolving Credit and Security Agreement dated March 31, 2005 (the “Agreement”) with PNC Bank, National Association, acting as lender and agent to the other lenders specified in the Agreement. Unless modified by the Amendment, all other terms of the Agreement, as modified by the five previous amendments thereto, remain in full force and effect.

In addition to other less substantive modifications, the Amendment provides:

•	that the Company may, subject to certain conditions, repurchase its common stock and/or pay a cash dividend;

•	for an amendment, effective as of June 30, 2008, to the Capital Expenditure covenant;

•	for the elimination, after June 30, 2008, of the annual dollar limitation under the Capital Expenditure covenant; and

•	for a revision to the Fixed Charge Coverage Ratio calculation.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K (being incorporated herein by reference).

Item 2.02.	Results of Operations and Financial Condition.

On July 31, 2008, the Company issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of this press release is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

The information in Item 2.02 of this Current Report (including the attached exhibit) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Sixth Amendment to Revolving Credit and Security Agreement dated July 29, 2008 between Union Drilling, Inc. and PNC Bank, National Association, for itself and for the other lenders.

99.1	Earnings news release issued by Union Drilling, Inc. on July 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION DRILLING, INC.

Date: July 31, 2008	By:	/s/ Christopher D. Strong
Christopher D. Strong, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sixth Amendment to Revolving Credit and Security Agreement dated June 29, 2008 between Union Drilling, Inc. and PNC Bank, National Association, for itself and for the other lenders.

99.1	Earnings news release issued by Union Drilling, Inc. on July 31, 2008.